                                FOURTH AMENDMENT

          FOURTH AMENDMENT, dated as of April 15, 1999 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998 and the Third Amendment dated as of April 8, 1999 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

          The parties hereto hereby agree as follows:

          Section 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

          Section 2. AMENDMENTS TO SUBSECTION 1.1 (DEFINITIONS). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          (a) by deleting the definition of "$125,000,000 Equity Issuance Date" in its entirety;

          (b) by deleting the definition of "$150,000,000 Equity Issuance Date" in its entirety and substituting in lieu thereof the following new definition:

               "'$150,000,000 EQUITY ISSUANCE DATE': any date occurring after April 7, 1999 and on or prior to May 15, 1999 on which the Borrower shall have received at least $150,000,000 (but less than $175,000,000) of gross cash proceeds from the issuance of its Capital Stock to a Person or to Persons that, prior to such issuance, are not Affiliates of the Borrower.";

          (c) by inserting in the appropriate alphabetical order the following new definition of "$175,000,000 Equity Issuance Date":

               "'$175,000,000 EQUITY ISSUANCE DATE': any date occurring after April 7, 1999 and on or prior to May 15, 1999 on which the Borrower shall have received at least $175,000,000 of gross cash proceeds from the issuance of its Capital Stock to a Person or to Persons that, prior to such issuance, are not Affiliates of the Borrower.";

          (d) by inserting in the appropriate alphabetical order the following new definition of "Consolidated Fixed Charge Coverage Ratio":

               "'CONSOLIDATED FIXED CHARGE COVERAGE RATIO': for any period, the ratio of (a) the sum of (i) Consolidated EBITDA of the Borrower and its Subsidiaries for such period and (ii) Consolidated Liquidity as of the end of the last day of such period to (b) the sum of (i) Consolidated Interest Expense for such period, (ii) the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such period and (iii) the aggregate amount of principal payments scheduled to be made during the twelve months following the last day of such period in respect of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans); PROVIDED that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period of four full fiscal quarters, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries which upon such acquisition becomes a Consolidated Subsidiary or is merged into the Borrower or a Subsidiary (including, without limitation, Dawson and its Subsidiaries) during such period shall be included on a PRO FORMA basis for such period of four full fiscal quarters (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four full fiscal quarters and assuming only such cost reductions as are related to such acquisition and are realizable on or before the date of calculation) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for such period (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent."; and

          (e) by inserting in the appropriate alphabetical order the following new definition of "Consolidated Liquidity":

               "'CONSOLIDATED LIQUIDITY': at any date, the sum of (a) the amount of cash and Cash Equivalents in excess of $5,000,000 held by the Borrower and its Subsidiaries on such date and (b) the aggregate Available Revolving Commitments of all Lenders on such date."


          Section 3. AMENDMENT TO SUBSECTION 2.10(b) (MANDATORY PREPAYMENTS AND COMMITMENT REDUCTIONS - EQUITY ISSUANCES). Subsection 2.10(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following new Subsection 2.10(b):

          "(b) Unless the Required Prepayment Lenders shall otherwise agree, if any Capital Stock shall be issued by the Borrower or any of its Subsidiaries, an amount equal to (i) 100% of the Net Cash Proceeds received from all such issuances of Capital Stock from and after the Closing Date up to an aggregate amount equal to $75,000,000, (ii) 55% of the Net Cash Proceeds received from all such issuances of Capital Stock from and after the Closing Date in excess of an aggregate amount equal to $75,000,000 but less than $165,750,000, and (iii) 25% of the Net Cash Proceeds received from all such issuances of Capital Stock from and after the Closing Date in excess of an aggregate amount equal to $165,750,000, shall be applied on the date of such issuance or incurrence toward the prepayment of the Term Loans (or reduction of Term Loan Commitments) as set forth in Section 2.10(f); PROVIDED that so long as no Event of Default has occurred or is continuing pursuant to Sections 8(a), 8(e)(i), 8(e)(ii), 8(f) or 8(k), Net Cash Proceeds of Capital Stock (other than Disqualified Stock) issued by the Borrower may be used to prepay the Put Facility and to the extent so used shall not be required to be used as mandatory prepayments or Term Loan Commitment reductions hereunder."


          Section 4. AMENDMENTS TO SUBSECTION 7.1 (FINANCIAL CONDITION COVENANTS). Subsection 7.1 is hereby amended as follows (PROVIDED that, for purposes of application of each of the financial covenants set forth in Subsection 7.1 of the Credit Agreement with respect to the fiscal quarter ended March 31, 1999, such Subsection 7.1 shall be applied in accordance with the terms and provisions thereof as in effect on April 7, 1999 (except that the amendment contained in Section 2(a) of the Third Amendment referred to in the preamble to this Amendment shall be deemed to be in effect on March 31, 1999):

          (a) by deleting Subsection 7.1(a) in its entirety and substituting in lieu thereof the following:

               "7.1 FINANCIAL CONDITION COVENANTS.

                    (a) CONSOLIDATED DEBT-TO-CAPITALIZATION RATIO. Permit the Consolidated Debt-to-Capitalization Ratio as of any date set forth below to exceed the percentage set forth below opposite such date (i) under the column headed "Base Case" below (unless the $150,000,000 Equity Issuance Date or the $175,000,000 Equity Issuance Date shall have occurred, in which case the following clause (ii) or (iii), respectively, shall apply), (ii) under the column headed "$150,000,000 Issuance" below, if the $150,000,000 Equity Issuance Date shall have occurred, or (iii) under the column headed "$175,000,000 Issuance" below, if the $175,000,000 Equity Issuance Date shall have occurred:

                                     Consolidated Debt-to-Capitalization Ratio

                                                  $150,000,000      $175,000,000
          Date                     Base Case          Issuance          Issuance
          ----                     ---------          --------          --------
          June 30, 1999                90.0%             75.0%             79.0%
          September 30, 1999           90.0%             75.0%             79.0%
          December 31, 1999            90.0%             75.0%             79.0%
          March 31, 2000               90.0%             75.0%             79.0%
          June 30, 2000                78.0%             75.0%             79.0%
          September 30, 2000           78.0%             75.0%             79.0%
          December 31, 2000            78.0%             75.0%             79.0%
          March 31, 2001               78.0%             75.0%             75.0%
          June 30, 2001                78.0%             75.0%             75.0%
          September 30, 2001           76.0%             72.5%             72.5%
          December 31, 2001            76.0%             72.5%             72.5%
          March 31, 2002               76.0%             72.5%             72.5%
          June 30, 2002                76.0%             72.5%             72.5%
          September 30, 2002           72.5%             70.0%             70.0%
          December 31, 2002            72.5%             70.0%             70.0%
          March 31, 2003               72.5%             70.0%             70.0%
          June 30, 2003                72.5%             70.0%             70.0%
          September 30, 2003           72.5%             70.0%             70.0%
          December 31, 2003            70.0%             65.0%             65.0%
          March 31, 2004               70.0%             65.0%             65.0%
          June 30, 2004                70.0%             65.0%             65.0%
          September 30, 2004           70.0%             65.0%             65.0%
                                   ---------

          (b) by deleting Subsection 7.1(b) in its entirety and substituting in lieu thereof the following:

               "(b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending as of any date set forth below to be less than the ratio set forth below opposite such date (i) under the column headed "Base Case" below (unless the $150,000,000 Equity Issuance Date or the $175,000,000 Equity Issuance Date shall have occurred, in which case the following clause (ii) or
          (iii), respectively, shall apply), (ii) under the column headed "$150,000,000 Issuance" below, if the $150,000,000 Equity Issuance Date shall have occurred, or (iii) under the column headed "$175,000,000 Issuance" below, if the $175,000,000 Equity Issuance Date shall have occurred:

                                       Consolidated Interest Coverage Ratio

                                                    $150,000,000    $175,000,000
               Date                  Base Case        Issuance        Issuance
               ----                  ---------        --------        --------
          June 30, 1999           1.25 to 1.00     1.35 to 1.00         N/A
          September 30, 1999      1.15 to 1.00     1.20 to 1.00         N/A
          December 31, 1999       1.20 to 1.00     1.35 to 1.00         N/A
          March 31, 2000          1.40 to 1.00     1.45 to 1.00         N/A
          June 30, 2000           1.50 to 1.00     1.75 to 1.00         N/A
          September 30, 2000      1.75 to 1.00     1.75 to 1.00         N/A
          December 31, 2000       1.75 to 1.00     1.75 to 1.00         N/A
          March 31, 2001          2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          June 30, 2001           2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          September 30, 2001      2.00 to 1.00     2.25 to 1.00     2.25 to 1.00
          December 31, 2001       2.25 to 1.00     2.50 to 1.00     2.50 to 1.00
          March 31, 2002          2.50 to 1.00     2.75 to 1.00     2.75 to 1.00
          June 30, 2002           2.50 to 1.00     2.75 to 1.00     2.75 to 1.00
          September 30, 2002      2.50 to 1.00     3.00 to 1.00     3.00 to 1.00
          December 31, 2002       2.75 to 1.00     3.25 to 1.00     3.25 to 1.00
          March 31, 2003          3.00 to 1.00     3.50 to 1.00     3.50 to 1.00
          June 30, 2003           3.00 to 1.00     3.50 to 1.00     3.50 to 1.00
          September 30, 2003      3.00 to 1.00     3.50 to 1.00     3.50 to 1.00
          December 31, 2003       3.00 to 1.00     3.50 to 1.00     3.50 to 1.00
          March 31, 2004          3.00 to 1.00     3.50 to 1.00     3.50 to 1.00
          June 30, 2004           3.00 to 1.00     3.50 to 1.00     3.50 to 1.00
          September 30, 2004      3.00 to 1.00     3.50 to 1.00     3.50 to 1.00

          ; PROVIDED, that for the purposes of determing the ratio described above for the fiscal quarter of the Borrower ending June 30, 1999, Consolidated Interest Expense shall be deemed to equal Consolidated Interest Expense for the period commencing October 1, 1998 and ending June 30, 1999, multiplied by 4/3.";

          (c) by deleting Subsection 7.1(c) in its entirety and substituting in lieu thereof the following:

               "(c) CONSOLIDATED SENIOR LEVERAGE RATIO. Permit the Consolidated Senior Leverage Ratio as of any date set forth below to exceed the ratio set forth below opposite such date (i) under the column headed "Base Case" below (unless the $150,000,000 Equity Issuance Date or the $175,000,000 Equity Issuance Date shall have occurred, in which case the following clause (ii) or (iii), respectively, shall apply), (ii) under the column headed "$150,000,000 Issuance" below, if the $150,000,000 Equity Issuance Date shall have occurred, or (iii) under the column headed "$175,000,000 Issuance" below, if the $175,000,000 Equity Issuance Date shall have occurred:

                                       Consolidated Senior Leverage Ratio

                                                    $150,000,000    $175,000,000
               Date                  Base Case        Issuance        Issuance
               ----                  ---------        --------        --------
          June 30, 1999           6.00 to 1.00     4.50 to 1.00         N/A
          September 30, 1999      6.00 to 1.00     4.50 to 1.00         N/A
          December 31, 1999       6.00 to 1.00     4.25 to 1.00         N/A
          March 31, 2000          4.75 to 1.00     3.75 to 1.00         N/A
          June 30, 2000           3.50 to 1.00     3.25 to 1.00         N/A
          September 30, 2000      3.25 to 1.00     2.75 to 1.00         N/A
          December 31, 2000       3.00 to 1.00     2.50 to 1.00         N/A
          March 31, 2001          2.75 to 1.00     2.50 to 1.00     2.50 to 1.00
          June 30, 2001           2.75 to 1.00     2.25 to 1.00     2.25 to 1.00
          September 30, 2001      2.25 to 1.00     2.00 to 1.00     2.00 to 1.00
          December 31, 2001       2.25 to 1.00     2.00 to 1.00     2.00 to 1.00
          March 31, 2002          2.25 to 1.00     2.00 to 1.00     2.00 to 1.00
          June 30, 2002           2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          September 30, 2002      2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          December 31, 2002       2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          March 31, 2003          2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          June 30, 2003           2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          September 30, 2003      2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          December 31, 2003       2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          March 31, 2004          2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          June 30, 2004           2.00 to 1.00     2.00 to 1.00     2.00 to 1.00
          September 30, 2004      2.00 to 1.00     2.00 to 1.00     2.00 to 1.00";

          (d) by deleting Subsection 7.1(d) in its entirety and substituting in lieu thereof the following:

               "(d) CONSOLIDATED NET WORTH. Permit the Consolidated Net Worth of the Borrower and Subsidiaries to be less than the sum of (i) (x) if the $175,000,000 Equity Issuance Date shall have occurred, $195,000,000, and (y) otherwise, the difference between (A) $110,000,000 and (B) the amount (in the aggregate for the following clauses (I), (II) and (III), taken together, not to exceed $15,000,000) of (I) non-recurring transaction expenses incurred in connection with the consummation of the Acquisition, (II) related financing and restructuring charges and (III) writeoff of goodwill and licensing agreements, PLUS (ii) 75% of Consolidated Net Income of the Borrower and its Subsidiaries (to the extent a positive number) for each fiscal quarter completed after the Closing Date commencing with the fiscal quarter ending December 31, 1998, PLUS (iii) 75% of the Net Cash Proceeds of any offerings or issuances of Capital Stock of the Borrower or any of its Subsidiaries after the Closing Date (other than the Net Cash Proceeds of any Capital Stock issued on the $175,000,000 Equity Issuance Date), PLUS (iv) 75% of the increase in the Consolidated Net Worth of the Borrower and its Subsidiaries resulting from any conversion of the 1997 Convertible Subordinated Notes or any future convertible indebtedness of the Borrower and its Subsidiaries.";

          (e) by deleting Subsection 7.1(e) in its entirety and substituting in lieu thereof the following:

               "(e) CONSOLIDATED EBITDA. Permit the Consolidated EBITDA of the Borrower and its Subsidiaries for any period of four consecutive fiscal quarters of the Borrower ending on any date set forth below to be less than the amount set forth below opposite such date (i) under the column headed "Base Case" below (unless the $150,000,000 Equity Issuance Date or the $175,000,000 Equity Issuance Date shall have occurred, in which case the following clause (ii) or (iii), respectively, shall apply), (ii) under the column headed "$150,000,000 Issuance" below, if the $150,000,000 Equity Issuance Date shall have occurred, or (iii) under the column headed "$175,000,000 Issuance" below, if the $175,000,000 Equity Issuance Date shall have occurred:

                                                   $150,000,000     $175,000,000
               Date                  Base Case         Issuance         Issuance
               ----                  ---------         --------         --------

          June 30, 1999            $85,000,000      $85,000,000      $50,000,000
          September 30, 1999       $80,000,000      $80,000,000      $50,000,000
          December 31, 1999        $85,000,000      $85,000,000      $50,000,000
          March 31, 2000          $105,000,000     $105,000,000      $50,000,000
          June 30, 2000           $115,000,000     $115,000,000      $50,000,000
          September 30, 2000      $120,000,000     $120,000,000      $50,000,000
          December 31, 2000       $125,000,000     $125,000,000      $50,000,000
          March 31, 2001          $130,000,000     $130,000,000     $130,000,000
          June 30, 2001           $135,000,000     $135,000,000     $135,000,000
          September 30, 2001      $140,000,000     $140,000,000     $140,000,000
          December 31, 2001       $145,000,000     $145,000,000     $145,000,000
          March 31, 2002          $150,000,000     $150,000,000     $150,000,000

                                                                               8

          June 30, 2002           $150,000,000     $150,000,000     $150,000,000
          September 30, 2002      $150,000,000     $150,000,000     $150,000,000
          December 31, 2002       $150,000,000     $150,000,000     $150,000,000
          March 31, 2003          $150,000,000     $150,000,000     $150,000,000
          June 30, 2003           $150,000,000     $150,000,000     $150,000,000
          September 30, 2003      $150,000,000     $150,000,000     $150,000,000
          December 31, 2003       $150,000,000     $150,000,000     $150,000,000
          March 31, 2004          $150,000,000     $150,000,000     $150,000,000
          June 30, 2004           $150,000,000     $150,000,000     $150,000,000
          September 30, 2004      $150,000,000     $150,000,000     $150,000,000

          ; PROVIDED that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any such period of four consecutive fiscal quarters, the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries which upon such acquisition becomes a Consolidated Subsidiary or is merged into the Borrower or a Subsidiary (including, without limitation, Dawson and its Subsidiaries) during such period shall be included on a PRO FORMA basis for such period of four full fiscal quarters (assuming the consummation of each such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period of four full fiscal quarters and assuming only such cost reductions as are related to such acquisition and are realizable on or before the date of calculation) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for such period (i) have been previously provided to the Administrative Agent and the Lenders and (ii) either (A) have been reported on without a qualification arising out of the scope of the audit (other than a "going concern" or like qualification or exception) by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent.";

          (f)  by adding a new Subsection 7.1(f) as follows:

               "(f) CONSOLIDATED LIQUIDITY. From and after the $175,000,000 Equity Issuance Date (if any) until January 1, 2001, permit Consolidated Liquidity on the last day of any fiscal quarter of the Borrower commencing with the fiscal quarter ending June 30, 1999 to be less than $25,000,000."; and

          (g)  by adding a new Subsection 7.1(g) as follows:

               "(g) CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending as of any date set forth below to be less than the ratio set forth below opposite such date:

                                             Consolidated
                                             Fixed Charge
                    Date                     Coverage Ratio
                    ----                     --------------
                    June 30, 1999            1.25 to 1.00

                    September 30, 1999       1.15 to 1.00

                    December 31, 1999        1.00 to 1.00

                    March 31, 2000           1.00 to 1.00

                    June 30, 2000            1.00 to 1.00

                    September 30, 2000       1.00 to 1.00

                    December 31, 2000        1.00 to 1.00"


          Section 5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date (the "Effective Date") that the Administrative Agent shall have received (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders (and, in the case of Section 3 of this Amendment, the Required Prepayment Lenders), (b) the attached Acknowledgment and Consent, executed and delivered by a duly authorized officer of each of the signatories thereto, and (c) such other corporate documents and resolutions as the Administrative Agent may request.

          Section 6. MISCELLANEOUS.

          (a) REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

          (b) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the borrower that would require an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          (c) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

          (e) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        KEY ENERGY SERVICES, INC. (formerly
                                        known as Key Energy Group, Inc.)


                                        By:     /s/ Stephen E. McGregor
                                                --------------------------------
                                        Title:  Executive Vice President and
                                                Chief Financial Officer
                                                --------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Administrative Agent and as a Lender


                                        By:     /s/ Thomas K. Grundman
                                                --------------------------------
                                        Title:  Senior Vice President
                                                --------------------------------

                                        NORWEST BANK TEXAS, N.A.


                                        By:     /s/ Dale Gravelle
                                                --------------------------------
                                        Title:  Vice President
                                                --------------------------------


                                        BANK POLSKA KASA OPIEKI S.A.,
                                        PEKAO S.A. GROUP, NEW YORK
                                        BRANCH


                                        By:     /s/ Hussein El-Tawil
                                                --------------------------------
                                        Title:  Vice President
                                                --------------------------------


                                        BANK LEUMI, USA


                                        By:     /s/ Joung Hee Hong
                                                --------------------------------
                                        Title:  Vice President
                                                --------------------------------


                                        BOEING CAPITAL CORPORATION


                                        By:     /s/ Jim Hammersmith
                                                --------------------------------
                                        Title:  Senior Documentation Officer
                                                --------------------------------


                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                        By:     /s/ Eric M. Moore
                                                --------------------------------
                                        Title:  Assistant Vice President
                                                --------------------------------

                                        KZH HIGHLAND-2 LLC


                                        By:     /s/ Virginia Conway
                                                --------------------------------
                                        Title:  Authorized Agent
                                                --------------------------------


                                        KZH PAMCO LLC


                                        By:     /s/ Virginia Conway
                                                --------------------------------
                                        Title:  Authorized Agent
                                                --------------------------------


                                        PAMCO CAYMAN LTD.

                                        By:  Highland Capital Management, L.P.,
                                             as Collateral Manager


                                        By:     /s/ James Dondero, CFA, CPA
                                                --------------------------------
                                        Title:  President
                                                --------------------------------


                                        PAM CAPITAL FUNDING, L.P.

                                        By:  Highland Capital Management, L.P.,
                                             as Collateral Manager


                                        By:     /s/ James Dondero, CFA, CPA
                                                --------------------------------
                                        Title:  President of Highland Capital
                                                Management, L.P.
                                                --------------------------------

                                        ML CLO IV (Cayman)

                                        By:  Highland Capital Management, L.P.,
                                             as Collateral Manager


                                        By:     /s/ James Dondero, CFA, CPA
                                                --------------------------------
                                        Title:  President of Highland Capital
                                                Management, L.P.
                                                --------------------------------


                                        ML CLO XX PILGRIM AMERICA
                                        (CAYMAN) LTD.

                                        By:  Pilgrim Investments, Inc. as its
                                             Investment Manager


                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        PILGRIM PRIME RATE TRUST

                                        By:  Pilgrim Investments, Inc., as its
                                             Investment Manager

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        MERRILL LYNCH PRIME RATE
                                        PORTFOLIO

                                        By:  Merrill Lynch Asset Management,
                                             L.P., as Investment Advisor


                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------


                                        MERRILL SENIOR FLOATING RATE
                                        FUND, INC.


                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, ackowledges the foregoing amendment and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.


                                   YALE E. KEY, INC.
                                   KEY ENERGY DRILLING, INC.
                                   WELLTECH EASTERN, INC.
                                   ODESSA EXPLORATION INCORPORATED
                                   KALKASKA OILFIELD SERVICES, INC.
                                   WELL-CO OIL SERVICE, INC.
                                   PATRICK WELL SERVICE, INC.
                                   MOSLEY WELL SERVICE, INC.
                                   RAM OIL WELL SERVICE, INC.
                                   ROWLAND TRUCKING CO., INC.
                                   LANDMARK FISHING & RENTAL, INC.
                                   DUNBAR WELL SERVICE, INC.
                                   FRONTIER WELL SERVICE, INC.
                                   KEY ROCKY MOUNTAIN, INC.
                                   KEY FOUR CORNERS, INC.
                                   JETER SERVICE CO.
                                   JETER WELL SERVICE, INC.
                                   JETER TRANSPORTATION, INC.
                                   INDUSTRIAL OILFIELD SUPPLY, INC.
                                   BROOKS WELL SERVICING, INC.
                                   UPDIKE BROTHERS, INC.
                                   J.W. GIBSON WELL SERVICE COMPANY
                                   KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                   WATSON OILFIELD SERVICE & SUPPLY, INC.
                                   WELLTECH MID-CONTINENT, INC.
                                   DAWSON PRODUCTION MANAGEMENT, INC.
                                   DAWSON PRODUCTION ACQUISITION CORP.
                                   DAWSON PRODUCTION TAYLOR, INC.
                                   KEY ENERGY SERVICES-CALIFORNIA, INC.


                                   By:  /s/ Stephen E. McGregor
                                        ----------------------------------------
                                        Name:   Stephen E. McGregor
                                        Title:  Vice President of each of the
                                                foregoing companies

                                   DAWSON PRODUCTION PARTNERS, L.P.


                                        By:     DAWSON PRODUCTION
                                                MANAGEMENT, INC., Its sole
                                                general partner,


                                   By:  /s/ Stephen E. McGregor
                                        ----------------------------------------
                                        Name:   Stephen E. McGregor
                                        Title:  Vice President